Form 10-Q

Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, AND THE EXCLUDED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

TABLE OF CONTENTS

1.DEFINITIONS	2
2.SCOPE OF AGREEMENT	5
3.MANUFACTURING SERVICES	5
4.NUTANIX DEMAND FORECAST	6
5.ORDERS	6
6.PRICING	7
7.DELIVERY, REJECTION AND ACCEPTANCE	10
8.PAYMENT	10
9.CANCELLATION AND RE-SCHEDULING	11
10.ENGINEERING CHANGE ORDER MANAGEMENT	11
11.QUALITY	12
12.MATERIALS MANAGEMENT	13
13.COMPONENT LIABILITY	15
14.SOFTWARE AT SCALE	16
15.WARRANTIES	16
16.ADMINISTRATION AND DISPUTES	17
17.INTELLECTUAL PROPERTY	19
18.LIMITATION OF LIABILITY.	19
19.INDEMNIFICATION	20
20.CONFIDENTIAL INFORMATION	21
21.TERM AND TERMINATION	21
22.GENERAL	22
EXHIBIT A: FLEXTRONICS WARRANTY	26
EXHIBIT B - RETURN MATERIALS AUTHORIZATION (“RMA”) PROCESS	27
EXHIBIT C - MANUFACTURING TEST REQUIREMENTS	28
EXHIBIT D - QUALITY PLAN	29
EXHIBIT E - SOFTWARE AT SCALE	30
EXHIBIT F - PRODUCT LIST	31
EXHIBIT G - L10/SHIP AND DEBIT PROCESS	37
EXHIBIT H - NUTANIX/FLEXTRONICS NDA	38

MANUFACTURING SERVICES AGREEMENT
This Manufacturing Services Agreement (“Agreement”) is entered into this 1st day of November 2017 (“Effective Date”), by and between Nutanix Inc., and Nutanix Netherlands B.V. (collectively “Nutanix”), and Flextronics Telecom Systems, Ltd and its Affiliates (“Flextronics”). This Agreement replaces in its entirety the Memorandum of Understanding between the Parties with an effective date of December 1st, 2016.
Flextronics agrees to manufacture and deliver Products pursuant to Specifications to meet Nutanix purchase orders for the consideration listed herein as follows:

1.	DEFINITIONS

1.1
Affiliates means, with respect to a party, any corporation or other business entity Controlled by, Controlling or under common Control with that party, whereby Control means the direct or indirect ownership of more than 50% (fifty percent) of the equity interest in such corporation or business entity, or the ability in fact to control the management decisions of such corporation or business entity. An entity will be deemed an Affiliate only so long as such Control exists.

1.2	Approved Vendor List or AVL means the list of vendors approved to sell Components to Flextronics for inclusion in Products.

1.3
Arena means the Nutanix operated system which stores information about the Products including but not limited to the Approved Vendor List and the Specifications. Nutanix shall ensure that Flextronics has adequate access to Arena.

1.4	Bill of Materials or BOM means the list of Components that make up a particular Product.

1.5
Components shall mean all Components and other materials included in Products provided by third parties and approved in writing by Nutanix. Components shall be either Standard, Non-Standard or Custom Components. Nutanix and Flextronics shall jointly agree in writing as part of the Quarterly Pricing process, on all Nutanix “Standard”, “Non-Standard or Custom Components product type designations”.

1.5.1
Standard Components - shall mean ‘off the shelf,’ generally available Components that meet the standard cancellation terms (i.e. Components that can be rescheduled, cancelled, or returned by Flextronics at any time without notice or liability). Nutanix shall have no component inventory liability for Standard Components.

1.5.2
Non-Standard Components means Components that are Nutanix controlled Components or that may not be Nutanix specific items, but for which Flextronics cannot cancel or return without notice or liability. Nutanix shall have component inventory liability for Non-Standard Components per Section 13.

1.5.3
Custom Components means Nutanix specific items such as bezels, Nutanix-designed packaging, labels, cables and any other Nutanix specific items. Custom Components also include Components that may not be Nutanix specific items, but for which Flextronics cannot cancel or return without notice or liability. Nutanix shall have component inventory liability for Custom Components per Section 13.

1.6	Component Standard Price means the price for each Component as agreed to between the parties during the quarterly pricing process as described in Section 6.

1.7	Costed Bill of Materials means the Bill of Materials or “BOM” that includes the Component Standard Prices for each Component of the Product.

1.8
Counterfeit Component(s) means an unlawful or unauthorized reproduction, substitution, or alteration of a Component that has been knowingly mismarked, misidentified, or otherwise misrepresented to be an authentic, unmodified electronic part from the original manufacturer. Unlawful or unauthorized substitutions include used electronic parts represented as new, or the false identification of grade, serial number, lot number, date code, or performance characteristics.

1.9	Delivery means Flextronics’s successful delivery of the Product(s) to the Nutanix carrier at Flextronics’ manufacturing site.

1.10
Demand Forecast shall mean a projection of Nutanix’s Product mix and volume requirements over a [***] period or such other period designated by the parties. The Demand Forecast will be provided frequently, but no less than on a monthly basis.

1.11	End Customer means Nutanix or Nutanix’s customer that will receive the Products as indicated on an Order.

1.12
Epidemic Failure means the failure of more than [***] of the Products that occur within [***] from the date of shipment and where there is a single root cause of the failure which is a result of a breach of the Flextronics warranty attached hereto as Exhibit A.

1.13
Gold Material means Products or Components utilized solely for test purposes. Flextronics will manage dedicated Gold Material to test the Products in accordance with the terms of Exhibit C and will be held by Flextronics at [***]-unit cost. Nutanix shall consign Gold Material and be responsible for the replacement and maintenance of Gold Material. Flextronics is responsible for Risk of Loss of Gold Material.

1.14
Intellectual Property     means all industrial and other intellectual property rights comprising or relating to: (a) Patents; (b) Trademarks; (c) internet domain names, whether or not Trademarked, registered by any authorized private registrar or Governmental Authority, or web addresses, web pages, or website and URLs; (d) works of authorship, expressions, designs and design registrations, whether or not copyrightable, including copyrights and copyrightable works, software and firmware, application programming interfaces, architecture, files, records, schematics, data, data files, databases, and any other specifications and documentation; (e) Trade Secrets; and (f) all industrial and other intellectual property rights, and all rights, interests and protections that are associated with, equivalent or similar to, or required for the exercise of, any of the foregoing, however arising, in each case whether registered or unregistered and including all registrations and applications for, and renewals or extensions of, such rights or forms of protection pursuant to the laws of any jurisdiction throughout any part of the world.

1.15
Lead Time means the time required for Flextronics to assemble the Products after it has received an Order from Nutanix. For Products in which all the Components are in the supermarket the Lead Time shall be Delivery of the Product within [***] of receipt of the Order; and for Orders which will be a new build, the Lead Time for Delivery of the Product to the End Customer shall be [***] from receipt of the Order.

1.16	Manufacturing Facility shall mean Flextronics’s manufacturing facility approved in advance by authorized Nutanix personnel.

1.17	New Product Introduction or “NPI” means Nutanix’s launch and/or commercialization of a new or newly converted product within a Nutanix product family

1.18	Nutanix Consigned Material means any raw material, tooling and fixtures, test equipment, or Product provided by Nutanix in connection with the assembly by Flextronics of the Product.

1.19	Order shall mean any order placed by Nutanix, including a purchase order for Products and/or Services placed by Nutanix.

1.20	PPV or Purchase Price Variance means the difference between the Component Standard Price and the actual unit price paid by Flextronics for the Component.

1.21	Prices shall mean the prices for Products and shall equal the Component Standard Prices in the Product(s) plus the Transformation Costs.

1.22
Product(s) means the Nutanix products or systems that are marketed and sold to End Customers, (an initial list of which is listed in Exhibit F and which shall be updated from time to time by Nutanix). Flextronics agrees to procure Components, assemble, test and package these Products in accordance with the product Specifications provided by Nutanix and the terms of this Agreement.

1.23	QBR means a Quarterly Business Review held jointly between Nutanix and Flextronics.

1.24	Quality Plan means the Quality System and Product Quality Requirements provided by Nutanix to Flextronics and in accordance with Exhibit D.

1.25
Quarterly Pricing Process means a quarterly meeting or series of meetings in which the price for the Product shall be established by looking at the price of the Components individually as further described in Section 6.8 herein.

1.26
Quarterly Settlement Process means a quarterly meeting or series of meetings between Nutanix and Flextronics in which the parties will resolve any price issues from the previous quarter for the Products or Components and as further described in Section 6.10 herein.

1.27
Rejected Product(s) shall mean any Products that either (i) failed functional or cosmetic testing during the manufacturing process at Flextronics and are rejected by Nutanix or (ii) returned to Flextronics as field failures by the End Customer pursuant to this Agreement.

1.28	Return Material Authorization or RMA means the authorization by Nutanix for Flextronics to engage in the return process of a Product(s) as further described in Exhibit B.

1.29	Services shall mean the Component procurement and system integration services performed by Flextronics for the final assembly, test, and packaging for creation and Delivery of the Products.

1.30	Software means the object code version of the software provided by Nutanix for integration into a Product.

1.31	Specifications mean the manufacturing, assembly and testing specifications related to the Products as agreed by the Parties and supplemented by the parties in writing from time to time.

1.32	Supermarket means test WIP held in a location pending an Order for assembling.

1.33	Top Level Assembly or “TLA” means: the highest level of component assembly for the Product based on Specifications or through NPI.

1.34	L10: Ship and debit products that will be purchased as a completely configured, ready to ship product by a designated 3rd party supplier.

2.	SCOPE OF AGREEMENT

2.1
This Agreement constitutes the entire integrated agreement between the parties with respect to Products purchased and or Services supplied hereunder and supersedes all prior written or oral understandings or agreements relating to the same including, but not limited to, the Memorandum of Understanding between the parties with an effective date of December 1, 2016. In the event of any conflict between these terms and the terms on the face of any Order, the terms of this Agreement will govern. The parties agree that all pre-printed terms on any Order, Order Acknowledgment or other forms submitted by either party shall be void and of no effect.

2.2	No modification of this Agreement will be binding on either party unless set forth in writing and specifically referencing this Agreement and signed by an authorized agent of each party.

3.	MANUFACTURING SERVICES

3.1
Services. Flextronics shall perform the Services in accordance with (a) the terms of this Agreement; (b) using personnel of required skill, experience and qualifications; (c) in a timely, workmanlike and professional manner; and (d) in accordance with the industry standards; and (e) to the reasonable satisfaction of Nutanix. In performing the Services, Flextronics shall ensure the Products meet the Specifications. The Parties agree that time is of the essence in performance and completion of the Services.

3.2
Capacity. Flextronics shall provide sufficient capacity at the applicable Manufacturing Facility to manufacture Products to meet the Demand Forecast. If Flextronics believes that it will not have sufficient capacity at the applicable Manufacturing Facility to satisfy this requirement, Flextronics will immediately notify Nutanix and use commercially reasonable efforts to remedy the issue; provided, however, Flextronics understands and agrees that Flextronics may not manufacture Products at such other Manufacturing Facilities without Nutanix’s prior written approval.

3.3
Software Load. As part of performing the Services, Flextronics shall load the Software onto Products in accordance with the Specifications. Nutanix shall provide to Flextronics the required Software versions, files and other material needed to load the Software onto the Products and Flextronics shall take all reasonable steps to ensure the security of the Software.

3.4
Use of Subcontractors. Flextronics may perform portions of the Services using subcontractors provided that Nutanix has agreed in writing to the use of such subcontractors. Flextronics shall remain jointly and severally liable for the acts and omissions of its subcontractors and any breach of this Agreement by subcontractors shall be considered a breach of the Agreement by Flextronics.

3.5	Exchange of Electronic Data. The parties will enable various types of electronic data exchange to facilitate Orders and other communications.

3.6
Nutanix Personnel Access. Flextronics shall reasonably permit Nutanix personnel access to the Manufacturing Facilities in which the Services are being performed. Flextronics shall permit Nutanix personnel to inspect the manufacturing lines and testing facilities used for the Products. In addition, Flextronics shall provide Nutanix personnel with a work area within the Manufacturing Facility during the visit of such Nutanix personnel. As further described in the applicable section(s), Flextronics will also allow Nutanix reasonable access for the purpose of performing inventory counts.

3.7
Testing. Flextronics shall perform testing Services on each of the Products it provides to the End Customer (“Test” or “Testing”). The exact Test requirements for Flextronics’s performance of the Services are defined in Exhibit C, “Manufacturing Test Requirements Specification” and as may be updated from time to time by Nutanix.

3.8	Non-Recurring Expenses. For certain portions of the Services, Nutanix may be required to pay non-recurring expenses (“NRE”) to Flextronics. Such NRE shall be agreed upon by the parties in writing.

4.	NUTANIX DEMAND FORECAST

4.1	Each calendar month, Nutanix will provide to Flextronics a rolling Demand Forecast for Products for the following [***].

4.2
Flextronics shall respond to the Demand Forecast with a commitment to meet the Demand Forecast noting any exceptions to the requested Demand Forecast. Flextronics shall provide a monthly capacity analysis report detailing Manufacturing Facility capacity available for Nutanix with reference to Nutanix’s monthly Demand Forecast and Component availability for the period outlined in such Demand Forecast. Flextronics shall provide for an overall Product Manufacturing capacity upside of [***] which may be exercised by Nutanix upon [***] days prior notice to Flextonics. This [***] upside may be exercised [***] by Nutanix, unless more frequently agreed to by Flextronics.

4.3
Should Flextronics procure more Components than are needed to meet the Demand Forecast, Nutanix shall have no liability for the Components that are the subject of such excess procurement, unless such excess purchases were agreed upon in writing (including by email) in order to meet minimum order quantities, risk buys, etc.

4.4
Except to the extent that Flextronics is entitled to procure Components under Section 12 below and for the purposes of Section 13 below, Nutanix will not be bound by the Nutanix Demand Forecast or other sales information it may provide to Flextronics.

5.	ORDERS

5.1
Nutanix shall submit Orders and Flextronics shall accept such Orders within [***] of receipt of the Order and provide an estimated ship date for the Order at the time of such acceptance. For the purpose of clarity, Flextronics does not have the right to reject an Order that is consistent with this Agreement or within Nutanix’s credit limit.

5.2
Orders will include the description and Price per unit of Product; the quantities ordered, delivery information, and any other such information as the parties agree to from time to time. Orders will be issued in writing and delivered by e-mail, facsimile, electronic data exchange means or by other methods that the parties agree to from time to time.

5.3
Flextronics shall fill accepted Orders within the Lead Time. The parties agree that time is of the essence in the performance of the Services. In the event that a Flextronics committed order is delayed by more than [***] from the committed shipment date due to reasons solely within Flextronics control, which shall include delays caused by subcontractors and suppliers selected by Flextronics (“Late Delivery”), Nutanix shall be allowed to cancel such order at Nutanix’s sole discretion. Any materials liability for Nutanix that occurred as a result of a Late Delivery of an order which was then cancelled by Nutanix shall be considered a direct damage (with Flextronics being liable to Nutanix for such direct damage) under the Agreement. Repeated and uncured Late Delivery shall be deemed a material breach of the Agreement.

5.4	Orders are cancelable and reschedulable per Section 9.

6.	PRICING

6.1
Product pricing shall be in U.S. Dollars on the Order, unless otherwise agreed in writing between the parties, and are exclusive of applicable duties, sales or use taxes, but are inclusive of all other charges including charges for labeling, packaging and crating, any inspection fees, and all other taxes.

6.2	Flextronics agrees to provide Nutanix with a detailed costed Bill of Materials (“BOM”) with respect to each Product showing a breakdown of the Component Standard Price,

6.3
The pricing of the Products will consist of the Component Standard Prices that make up the Costed Bill of Materials for a particular Product that has been ordered plus a Transformation Cost (“TC”). The TC is inclusive of all direct labor, and all indirect overheads such as profit, warranty and SG&A.

6.4
Transformation Cost for Production Units. The parties have agreed that the TC for production volumes shall be [***] and shall be valid until [***] based on the forecasted sales by Flextronics to Nutanix beginning on [***]. The parties also agree that the TC for production volumes shall be [***]. After this period has lapsed, the Transformation Cost shall be agreed to by the parties on an annual basis. Certain exceptional items, including but not limited to expedited freight, will be agreed upon in advance and in writing and will be charged separately by Flextronics and paid by Nutanix.

6.10.1BOM-material mark-up;

•	Fully burdened manufacturing assembly costs (to include Ongoing Reliability Testing (ORT) and Out of Box Audit (OBA));
•Fully burdened test costs;
•Selling, general and administrative expenses; and
•Operating margin.

6.5
Transformation Price for Prototypes. At the time of execution of the Agreement, the parties agree that the TC for NPI activities is [***] to convert existing part numbers to new TLAs. This charge does not include Components which will be priced separately. There is no established limit to count of products in NPI.

6.6
During NPI activities, if the same physical product is returned to any steps previously completed successfully, such product will be considered to be in a new iteration cycle and the [***] of the standard cost of product will apply. This excludes debug related reprocessing. Any hardware changes in the iteration cycles will be charged separately.

6.7
Test Development: The [***] does not include test development requests.  Test development requests will be quoted on a case-by-case basis, based on Statement of Work received with the request. Development work will continue after written approval via email.

6.8	RMA: The Parties agree to [***] per unit for refurbishment of a Product. This charge is to receive in, test, inspect and re-pack such Products, as described in section 15.5.1.

6.9	L10 Pricing: L10 ship and debit process shall be as described in Exhibit G and Nutanix shall pay a [***] adder per L10 system.

6.10	Quarterly Pricing Process

6.10.1
For the Quarterly Pricing Process, the Parties agree to meet at least once during the Nutanix fiscal quarter (Nutanix’s fiscal year is August 1 through July 31) and review prices of the Products and the individual Components and establish Component Standard Prices for the following fiscal quarter. Prices will be adjusted to reflect any; (i) substantial increase or decrease in volume; (ii) change in market conditions or end user sales price of Products; and (iii) pass through of Price adjustments for Components passed on to Flextronics. As part of the Quarterly Pricing Process, the parties will discuss ways to reduce the overall Price of the Bill of Materials.

6.10.2
Any Product price increases due to increased Prices on Flextronics controlled Components will not be effective until they have been: (a) reviewed in detail with Nutanix; (b) agreed upon by Nutanix and Flextronics in writing; such agreement shall not be unreasonably delayed or withheld.

6.10.3
In the event of an agreed-upon price increase, Flextronics will fill, at the lower purchase price, all Orders placed prior to the effective date of the agreed-upon price increase unless those Orders require Components purchased at the agreed upon price increase. In the case that Component pricing is responsible for the price increase, it is assumed that Component inventory at Flextronics at the lower price (purchased within a reasonable required lead time to meet Nutanix’s demand) is such that all Orders placed prior to the effective date of the agreed-upon price increase can be fulfilled. If inventory is not sufficient for Flextronics to fill, at the lower purchase price, all Orders placed prior to the effective date of the agreed-upon price increase (and inventory was in fact purchased within a reasonable required lead time to meet Nutanix’s demand), then Flextronics and Nutanix will set a mutually agreed-upon cut-in date for the agreed-upon price increase for the balance.

6.11
Nutanix Audit Rights. Nutanix has the right to verify compliance with this Agreement by Flextronics, including but not limited to compliance with this Section 6. Any audit undertaken by Nutanix shall be at Nutanix’s expense as follows:

6.11.1
Subject at all times to Flextronics confidentiality obligations to its Component suppliers, not more than twice per calendar year, Nutanix may provide Flextronics at least thirty (30) days’ notice of its intent to verify Flextronics’s compliance with its obligations during the immediately preceding twelve (12) calendar months. Nutanix will engage a mutually agreed independent auditor, such agreement not to be unreasonably withheld, which will be subject to a confidentiality obligation. Verification will take place during normal business hours and in a manner that does not interfere unreasonably with Flextronics’s operations. Flextronics must promptly provide the independent auditor with any information necessary to complete the verification, including evidence of Prices for Nutanix controlled Components, as designated at the time of purchase, which Flextronics procured to perform the Services. Nutanix Controlled Components shall be Components for which the pricing is determined directly between Nutanix and the relevant supplier

6.11.2
If the verification reveals any prices for Nutanix controlled Components procured by Flextronics were misstated on a Bill of Materials, the parties will promptly settle the misstated amounts, such amounts will be paid to the damaged party within [***] of such settlement. By exercising the rights and procedures described above, Nutanix does not waive its rights to enforce this agreement or to protect its intellectual property by any other means permitted by law.

6.12
Quarterly Settlement Process. Each Nutanix fiscal quarter, the parties will meet and compare the Component Standard Prices with the actual prices paid by Flextronics for Components. The goal of this process is to settle the differences between the Component Standard Prices and the market Prices for the relevant Component. Further, as part of this Quarterly Settlement Process, the parties may agree to resolve other pricing and expense issues. The parties shall resolve any such issues as described below:

6.13
Component and Product Revaluation Process: Flextronics and Nutanix shall review all Component and Product price changes (increases or decreases) quarterly. Where the prices of Components have increased (”buy up”) there shall be offset against the value of inventory where the prices of Components have decreased (“buy down”).  In the event the buy up value exceeds the buy down value, Flex shall issue a purchase order to Nutanix for the delta difference in values.  In the event the buy down value exceeds the buy up value, Nutanix shall issue a purchase order to Flex. The parties will use best efforts to issue an applicable purchase order within [***] of the agreed-to reconciliation.

6.14
PPV: The parties shall review PPV as part of the quarterly Settlement Process. Based on the mutual agreement from the quarterly settlement process, the parties agree to issue credits to each other. PPV may occur as a result of one of the following events:

(i)	Component manufacturer or supplier charges Flextronics a price different, higher than the Component Standard Price for that Component;

(ii)	regular price changes for Component(s) that traditionally occur on a calendar basis and result in a price difference from the Component Standard Price.

6.15
Freight Expedites. To fulfill Orders within the Lead Time, Flextronics may need to expedite receipt of inbound Components and/or shipment of Products to End Customers. Flextronics may expedite these shipments only with the prior written approval of Nutanix. Should the reason for any expedite be as a result of an act or omission of Flextronics, Flextronics shall take financial responsibility for such expedite. The parties shall review these expedited freight Prices as part of the Quarterly Settlement Process and determine how these Prices should be allocated.

7.	DELIVERY, REJECTION AND ACCEPTANCE

7.1
On-Time Shipment. Flextronics shall make commercially reasonable efforts to meet the target goal of [***] on-time Delivery, defined as the shipment of Product by Flextronics within a maximum window of [***] based on the Lead Time. Flextronics shall use its commercial best efforts to Deliver Products in accordance with the Lead Time.

7.2
Title. All Products delivered to Nutanix shall be [***]. Title and risk to all Products shall pass to Nutanix upon Flextronics’s tendered delivery to common carrier or Nutanix designee. As part of providing the Services, Flextronics shall load the products on the collecting vehicle and bear the risk of loss for such Products in the course of such loading process at no additional cost to Nutanix.

7.3
Packaging. Flextronics will handle, pack, mark and ship Products in accordance with written instructions communicated to Flextronics, or if no instructions are provided or such instructions are silent in a particular area, Flextronics will handle and ship in accordance with Flextronics’s normal practice provided that such practice is consistent with industry standards.

7.4
Delivery Documentation. Each Delivery of Products must be accompanied by Flextronics’s delivery document, located in a clearly marked ship-to label, in the format described in Arena attached to each appropriate shipping carton. Each delivery document must at a minimum clearly state the following data: (a) Nutanix Order number; (b) End-Customer PO number, (c) Nutanix Product number, (d) serial numbers where appropriate, (e) the quantity shipped

7.5
Delivery Schedules. In the event that Flextronics has reason to believe that any shipment of Product to the End Customer may not meet Delivery (and without waiver of any rights by either party), Flextronics shall provide advance notification to Nutanix, along with detailed proposed solutions and recovery plans. To the extent such delay is not attributable to Nutanix, Flextronics shall bear any additional expenses including material expediting costs, premium transportation costs or labor overtime, associated with meeting the specified Delivery date or minimize the lateness of such deliveries.

7.6	Rejected Product. Rejected Product may be returned to Flextronics. The parties will follow Flextronics’s Return Material Authorization (RMA) process for the return of Rejected Products.

7.7	Acceptance. In the absence of earlier notification of rejection, Nutanix will be deemed to have accepted the Products [***] after Delivery.

8.	PAYMENT

8.1	Terms of payment are [***] from date of invoice. All dollar amounts in the Agreement are in US Dollars. All payments will be made in U.S. Dollars.

8.2
As full consideration for the performance of the Services, Nutanix shall pay Flextronics the undisputed amount stated on invoices from Flextronics to Nutanix. Applicable taxes and other charges such as shipping costs, duties, customs, tariffs, imposts, and government-imposed surcharges (where appropriate) shall be stated separately on Flextronics’ invoice. Payment shall not constitute acceptance; Acceptance is covered in Section 7.7 above. All duties and taxes assessable upon the Products and Components prior to receipt by Nutanix of the Products shall be borne by Flextronics. Flextronics shall invoice Nutanix for all Products delivered and all Services actually performed. If any [***].

8.3
If Nutanix disputes the accuracy of an invoice (a "Billing Dispute"), Nutanix will, not later than [***] following the date of such invoice, notify Flextronics in writing of the nature of the Billing Dispute. Nutanix may withhold payment of the disputed amount and such payment will not be considered past due during Flextronics's investigation. Flextronics will make commercially reasonable efforts to completely resolve the Billing Dispute within [***] following the date on which Flextronics received Nutanix's initial billing inquiry. This section in no way limits the audit rights for Nutanix which are stated in Section 6.11 above.

8.4
Nutanix will be responsible for all taxes with respect to Orders placed by Nutanix (except Flextronics’s income taxes), unless Nutanix provides Flextronics with tax exemption documentation required by the applicable taxing authority.

9.	CANCELLATION AND RE-SCHEDULING

9.1	Flextronics agrees the following cancellation terms:

9.1.1
Nutanix may cancel or reschedule any Orders in its sole discretion at any time before the actual shipment of the Order at no additional cost to Nutanix. If Nutanix directs Flextronics to disassemble the Product that is the subject of such cancellation such disassembly shall be subject to a flat fee of [***]. In case of rework conversions (tested components in the Supermarket that are required to be converted before consumption) of CTO orders, Nutanix shall pay Flextronics a flat fee of [***]. Cost for material, if any, will be charged separately.

9.1.2	To assist Flextronics with capacity planning, Nutanix will make commercially reasonable efforts to provide adequate, advance notice of cancellations

9.1.3
In instances where business conditions mandate Nutanix’s cancellation of Product, Flextronics will exercise commercially reasonable efforts to de-book, re-schedule or otherwise dispose of Components on backlog so as to minimize liability passed on to Nutanix.

10.	ENGINEERING CHANGE ORDER MANAGEMENT

10.1	Flextronics or Nutanix may at any time propose changes to the relevant Specification, manufacturing process or any other process described in Exhibit D by a written Engineering Change Notice (“ECN”).

10.2	The recipient of an ECN will use all reasonable efforts to confirm receipt within [***] and to provide a detailed response within [***] of receipt.

10.3
Flextronics will advise Nutanix of the likely impact of an ECN (including, but not limited to, scheduling and Prices) on the provision of any relevant Order. For significant Product changes, Flextronics shall review the impact on the Demand Forecast and shall replace or rework the Demand Forecast or Product inventory as directed by Nutanix.

10.4	Any ECNs relating to personal and product safety will be implemented without delay.

10.5
Until an ECN and any associated impact on any relevant Order have been agreed in writing, the parties will continue to perform their obligations under the relevant Order without taking account of that ECN.

10.6
In the event Nutanix initiates an ECN, Flextronics will support up to [***] ECOs per month within the current transformation cost noted in sections 3 and 13. The parties agree that for any volume above the [***] processing charge would be utilized for each [***] in processing these additional ECO’s. Any inventory impacts or assembly cost impacts will be priced separately on each ECO.

10.7	In the event Flextronics initiates an ECN, Nutanix shall not be liable for such costs unless otherwise agreed in writing, such agreement not to be unreasonably withheld.

10.8	Mandatory ECN’s shall be applied as specified by Nutanix in each individual ECN instruction. All line and field Rejected Products shall be repaired and upgraded to the latest mandatory ECN level.

11.	QUALITY

11.1	Product quality is a material term of this Agreement

11.2	Quality Program. Flextronics agrees to maintain objective quality programs for all Products and commits to achieve agreed-to quality goals as set forth in Exhibit D.

11.3
Epidemic Failures. Epidemic failures as defined in Section 1.12 above may be identified by Nutanix, Nutanix’s designated service provider, Flextronics’s or Nutanix’s test procedures, or may appear as End-Customer-reported failures.

11.3.1	Upon occurrence of an Epidemic Failure, Nutanix may invoke a production line shutdown ("Stop Ship”) until root cause is determined.

11.3.2
Flextronics shall promptly notify Nutanix and shall provide, if known, a description of the failure, and the suspected lot numbers, serial numbers or other identifiers, and Delivery dates, of the failed Products.

11.3.3
Nutanix shall make available to Flextronics, samples of the failed Products for Testing and analysis. Upon receipt of such failed Product from Nutanix, Flextronics shall promptly provide its preliminary findings regarding the cause of the failure. The parties shall cooperate and work together to determine the root cause. Thereafter, Flextronics shall promptly provide the results of its root cause corrective analysis, its proposed plan for the identification of and the repair and/or replacement of the affected Products, and such other appropriate information. Flextronics shall recommend a corrective action program which identifies the affected Products for repair or replacement and which minimizes disruption to the End Customer. Nutanix and Flextronics shall consider, evaluate and determine the corrective action program.

11.3.4
Should failures of the Product be the result of an Epidemic Failure, the parties shall mutually agree whether Flextronics shall either repair or replace Products subject to such Epidemic Failure. In addition, Flextronics shall credit Nutanix for reasonable direct costs that are incurred by Nutanix as a result of an Epidemic Failure. Such remedies for Epidemic Failure shall be in addition to any other remedies Nutanix may have under this Agreement.

11.3.5	Product Hazard. In the event either Flextronics or Nutanix becomes aware of any information that reasonably supports a conclusion that a defect may exist in any Product covered by this Agreement and the defect may cause death or bodily injury to any person or property damage (a “Hazard”), the Party becoming aware of this information shall immediately notify the other of the Hazard. In all events, notification to the other Party shall precede notice to any governmental agency, unless required by law. Flextronics and Nutanix shall promptly exchange all relevant data and then, as promptly as possible, meet to review and discuss the information, tests and conclusions relating to the Hazard. At this meeting, the Parties shall discuss the basis for any action, including a recall, and the origin or causation of the Hazard. Each Party shall, on request, provide to the other reasonable assistance in (a) determining how best to deal with the Hazard; and (b) preparing for and making any presentation before any governmental agency which may have jurisdiction over Hazards involving Products.

11.4
Advanced Replacement Components. Should Flextronics receive a notice that a Component in a Product has failed, Flextronics shall use commercially reasonable efforts to make a replacement Component available as soon as possible but no longer than [***] after receiving the original, failed Component and at no additional charge to Nutanix.

12.	MATERIALS MANAGEMENT

12.1
Procurement. Flextronics is authorized to purchase materials using industry standard purchasing practices including, but not limited to, acquisition of material recognizing minimum order quantities, ABC buy policy and long lead time Component management to meet the Demand Forecast and Product Order requirements.

12.2	AVL. Flextronics shall procure all Components according to the AVL as may be referred to as “Sourcing” in Arena.

12.3
Component Lead Time. The parties shall review Component lead-time no less frequently than quarterly, or more frequently if requested by Nutanix in writing. Updates shall be made to Flextronics’s MRP system no less than weekly for the purposes of avoiding excess or insufficient inventory of Components.

12.4
Component Suppliers. Nutanix may designate Component suppliers (“Component Suppliers”) from whom Flextronics is required to procure Components to integrate into the Products. Flextronics agrees that it is responsible for contracting the Component Suppliers and Nutanix is not responsible for any transactions between Flextronics and Component Suppliers.

12.5	Counterfeit Components. Flextronics shall establish and maintain an acceptable Counterfeit Component detection and avoidance system.

12.5.1
Any Counterfeit Components discovered in the Products must be immediately replaced at Flextronics’s expense even if such detection occurs after the warranty period described in Section 15; provided that these Components were procured by a supplier solely selected by Flextronics.

12.5.2
Nutanix will have no liability for Counterfeit Components procured by Flextronics unless Nutanix directed Flextronics to procure such Components from a specific supplier. Flextronics shall advise Nutanix at the earliest possible time if Flextronics reasonably suspects a particular Component may be Counterfeit.

12.5.3
In addition to any other remedies Nutanix may have under this Agreement and at law, any Counterfeit Components discovered in the Products shall be treated as an Epidemic Failure in accordance with section 11.3, provided that Flextronics is in breach of its Express Limited Warranty under section 1.1 of Exhibit A.

12.6
Upside. Except in end-of-life situations, the parties shall use their respective commercially reasonable efforts to secure Components supply coverage to achieve [***] of the Demand Forecast. These efforts shall include, but not be limited to, improvements in forecasting accuracy, negotiating and implementation of Vendor

Managed Inventory (VMI) programs, implementing manufacturing cycle time reductions through lean programs, and/or reducing supplier lead-times.

12.7
Flextronics will review with Nutanix prior to entering into any binding (non-cancelable) contractual agreement for Custom Components beyond those required by the Demand Forecast and notify Nutanix in writing of such non-cancelable contractual agreements and the applicable lead times that vary from the standard lead time listed in Flextronics’s MRP system. Unless otherwise agreed (and such agreement not to be unreasonably delayed or withheld) Nutanix shall have no responsibility, financial or otherwise, for excess or obsolete inventory or long lead materials acquired by Flextronics which are in excess of these requirements.

12.8
Component Change Notification Should Flextronics be notified that a Component may no longer be available from the manufacturer of the Component then Flextronics may discontinue the availability of Components by providing Nutanix with [***] prior written notice (an “End of Life Notice”) unless otherwise mutually agreed upon in writing. Nutanix may continue to place Orders for Products that utilize the Components for [***] after the End of Life Notice is issued under the same terms and conditions available prior to the End of Life Notice being issued. If an End of Life Notice has been issued, Flextronics will seek to reduce Component liability to what is required solely to satisfy pending Orders.

12.9	Shortages or Lead Time changes. Flextronics will promptly notify Nutanix in writing of any shortage in available supply of Components or if there is a longer lead-time for a specific Component.

12.10
PPV Approval. Prior written approval shall be required before the purchase of any Components where there is a Purchase Price Variance. Upon receipt of an approval request for PPV, Nutanix will endeavor to provide such approval within [***] so as not to disrupt the supply chain of Components. Flextronics will provide Nutanix with a PPV report on a weekly basis and all supporting documents will be presented to Nutanix as part of the Quarterly Settlement Process.

12.11
FIFO. Flextronics shall maintain a “first-in, first-out” inventory system, and shall ensure that all new Product and repaired Product (except in instances where it is not commercially or technically practicable) is shipped at the latest Product revision

12.12
Consigned Material. Flextronics shall act in a commercially reasonable and prudent manner in its handling and storage of Nutanix Consigned Material so as to minimize any loss or damage. Flextronics shall segregate Nutanix Consigned Material from other materials in Flextronics possession to ensure that at all times the Nutanix Consigned Material is clearly marked as being the property of Nutanix. Flextronics shall provide counts of the Nutanix Consigned Material as part of the quarterly review process or more frequently as mutually agreed by both parties. Flextronics assumes full liability for any losses of Nutanix Consigned Material in Flextronics’s possession

12.13
In the event that Nutanix (or a third party on behalf of Nutanix) purchases Components from Flextronics, the Parties shall from time to time agree on the appropriate adder to the Component Standard Price for such purchases as a compensation for Flextronic’s handling costs. While the adder percentage is in negotiation, material shall not be held from shipment.

12.14
Inventory inspection. On or around the first day of each Nutanix fiscal quarter, Nutanix shall be allowed to perform an on-site physical inventory inspection. Any discrepancy that is discovered during such inspection shall be discussed as part of the QBR.

13.	COMPONENT LIABILITY

13.1
Both Parties desire to effectively manage all Components, demand, and material inventory such that the inventory will be completely consumed by the end-of-support of the Products and Nutanix will consequently have limited material liability for unused Components.

13.2	Nutanix shall have no liability for Components except for Non-Standard or Custom Components except as noted above.

13.3
The Non-Standard and Custom Components for which Nutanix has liability under this Agreement shall be reviewed no less frequently than on a quarterly basis and both parties shall work together with the aim of converting as many Components as reasonably practical from Non-Standard and Custom Components to Standard Components

13.4	Inventory liability for Products on the Exhibit F Product list shall be as follows:

13.4.1	For finished Products, the current Price for the Product at issue; Nutanix agrees to purchase any Products (finished goods) and unique Nutanix work in process.

13.4.2
Nutanix will incur Inventory liability for (“WIP”), including supermarket inventory, that has been held by Flextronics for more than [***] or Nutanix may choose to pay Flextronics to tear down such WIP and restock Components at an agreed charge per unit as set forth in Section 9.1.1.

13.4.3	Flextronics shall exercise commercially reasonable mitigation efforts to reduce Nutanix’s Inventory Liability for finished Products and WIP.

13.5
If, after employing commercially reasonable practices in accordance with the demand signal per the Nutanix provided Demand Forecast, Components are in excess, the Inventory liability for Non-Standard and Custom Components that are excess or obsolete shall be as follows:

13.5.1
Excess Inventory. For Non-Standard or Custom Components that have been held by Flextronics for more than [***] for the carrying of such Non-Standard or Custom Components. For any Non-Standard or Custom Components that have been held by Flextronics [***]. Nutanix will purchase any Non-Standard or Custom Components held by Flextronics for more than [***]. Once a month, Nutanix and Flextronics will review the inventory report and determine inventory aging. Flextronics shall obtain Nutanix’s written approval prior to purchasing any Non-Standard or Custom Components that exceed the applicable monthly forecasts.

13.5.2
Obsolete Inventory:   Any Non-Standard or Custom Components are obsolete (“Obsolete Inventory”) when they are no longer forecasted, or have a disposition of ‘scrap’ within an ECN.  With regard to Obsolete Components, Flextronics shall:

(a)Provide to Nutanix within [***] following the date the Component is determined to be obsolete (the “Obsolesce Date”), a notice of the potential Price (by part number); and
(b)For a period of [***] from the Obsolesce Date, upon review by Nutanix, use commercially reasonable efforts to:

(i)	Cancel outstanding orders for such Non-Standard and/or Custom Components

(ii)	Return, return for credit, or sell such Non-Standard and/or Custom Components back to the original supplier or to a third party;

(iii)	Use Obsolete Components for the manufacture of other products for other Flextronics customers; or
(iv)Rework for alternate configuration of Products.
(c)After such a [***] period for any remaining Obsolete Inventory:

(i)	Flextronics will, at Nutanix’s option, deliver to Nutanix (or if Nutanix so requests, otherwise dispose of) all Obsolete Inventory then held by Flextronics; and

(ii)	Flextronics shall be entitled to invoice Nutanix for the current standard Prices of the Obsolete Inventory.

13.6	Flextronics shall measure Excess Inventory or Obsolete Inventory monthly, but the parties shall resolve any Excess or Obsolete Inventory issues as part of the Quarterly Settlement Process.

13.7
Flextronics will undertake reasonable efforts to reduce Excess Inventory and Obsolete Inventory through open order cancellations, return for credit programs, reworks or allocation to alternative programs (if available and appropriate).

13.8
Both parties shall meet quarterly regarding Excess Inventory and Obsolete Inventory to determine the best method to mitigate Nutanix’s potential inventory liability. Inventory liability for Non-Standard and Custom Components will be evaluated monthly or as mutually agreed by the parties.

14.	SOFTWARE AT SCALE

14.1
Should the parties intend to engage in future transactions to effect the sale of Software at Scale products, such transactions shall be mutually agreed upon in an executed document which may replace Exhibit E attached hereto.

15.	WARRANTIES

15.1	Flextronics EXPRESS LIMITED WARRANTY is incorporated herein and attached hereto as Exhibit A

15.2
Repaired Products returned to Nutanix shall be covered under the remaining portion of the original warranty period, provided however, that the specific repair shall be subject to a ninety (90) day workmanship warranty even if the original workmanship warranty period expires sooner.

15.3	Flextronics warrants that Nutanix will acquire good and marketable title to the Products upon Delivery to Nutanix.

15.4	Omitted.

15.5
No Representations or Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY STATED OR INCORPORATED BY REFERENCE IN THIS SECTION 15, FLEXTRONICS MAKES NO OTHER REPRESENTATIONS OR WARRANTIES ON THE PERFORMANCE OF THE SERVICES, OR THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH NUTANIX, AND FLEXTRONICS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

15.6	Field Returns

15.6.1
For Products failing in the field, Nutanix may ship Rejected Product directly to Flextronics in accordance with Flextronics standard Return Material Authorization (“RMA”) process. The Parties agree to [***] for refurbishment of a Product that is outside of the warranty period. This charge is to receive in, test, inspect, and re-pack these Products. For any replacement parts required to complete a field return, but not under warranty, additional labor and/or packaging is not included in the [***] price and will be priced separately and agreed upon by the parties.

15.6.2
Flextronics will analyze any such RMA Product and, if a breach of warranty is found ("Defect"), then Flextronics will repair or replace at no cost to Nutanix the RMA Product within [***] of receipt by Flextronics of the RMA Product and all required associated documentation.

15.6.3	Flextronics may repair Field Rejected Product, no more than [***] and return such Products to Nutanix.

15.6.4
Flextronics is responsible for all freight and insurance charges (for transfer between The End Customer and Flextronics premises) associated with verified defects on in-warranty Product. Nutanix will be responsible for all such freight and insurance charges associated with No Trouble Found (“NTF”) returns or defects not covered by the Express Limited Warranty.

15.7	Out of Warranty Repairs

15.7.1
Flextronics will make available an out-of-warranty repair service to Nutanix and to End-Customer’s for at least [***] after Delivery of the last unit of Product from a volume production run at a mutually agreeable commercially reasonable price using the rates described in Section 6.7 herein. This obligation is conditioned on the required Components being commercially available.

15.7.2
At the end of the Product life cycle, Nutanix and Flextronics shall mutually collaborate on a periodic forecast of requirements for service parts for such Products based upon agreed-to lead times for the service parts. If a Component vendor cannot support the Product for [***], Flextronics shall notify Nutanix of opportunities to procure these parts on behalf of Nutanix and inventory such parts at Nutanix’s expense or Nutanix shall purchase the parts directly from the Component vendor based on Nutanix’s buy requirements.

16.	ADMINISTRATION AND DISPUTES

16.1
For each Product shipment to the End-Customer, Flextronics will provide a copy of the applicable shipping documentation to Nutanix including reference to the relevant Order, quantity shipped, and shipping documentation. This may be done via e-mail, facsimile, or electronic data interchange.

16.2
Flextronics will (at a minimum) on a weekly basis provide to Nutanix; (i) an open Order status report which includes the status of all open Orders; (ii) an in-transit Order status report which includes the status of all Orders in transit detailing quantity, ship date, carrier and air waybill number; (iii) a projected ship plan for the following [***]; (iv) an inventory of Products at each Flextronics manufacturing location where Nutanix Products are manufactured; and (v) Purchase Price Variance (PPV) report.

16.3
Nutanix's designated Flextronics Business Manager will conduct Quarterly Business Reviews (QBRs with the Flextronics-Nutanix account management team. Nutanix and Flextronics will determine the location and times for these meetings. The Parties will ensure appropriate participants from functional areas capable of addressing the items on the QBR agenda will be in attendance. Typical agenda items will include:

•	Review Flextronics's performance over the past quarter, including KPIs such as on time ship, lead time and product quality

•	Review Price reduction plans and opportunities

•	Review action items and resolution

•	Identify opportunities and areas of improvement

•	Agree on commitments, set target dates, and define responsible persons to follow through

•	Review appropriate Flextronics reports

•	Review Flextronics quality and reliability improvement plans

•	Review the accuracy of Nutanix's forecasting process

•	Resolve any outstanding payment issues

16.4
In the event of any dispute arising from or regarding the subject matter of this Agreement, the Parties agree to negotiate in good faith to find an equitable resolution to the disputed matter. To this end, the Party seeking to initiate a lawsuit or arbitration proceeding must formally request in writing that the other Party designate a senior executive employee with authority to bind that Party to meet to resolve the dispute within [***] in the offices of the other Party or other location agreed to by the Parties. During these discussions, each Party shall honor the other’s reasonable requests for non-privileged and relevant information. The Parties may agree to include an independent mediator in the discussions. If the dispute is not resolved within [***] from the end of the period set forth above, then either Flextronics or Nutanix may commence legal, equitable or other action. The requirements set forth above are a condition precedent to initiating a legal, equitable or other action. This provision is not applicable to joinder of parties or cross claims either Party may make in any proceeding, lawsuit, litigation or controversy that was not initiated by such Party.

16.5
Neither Party may assign this Agreement in whole or in part without the express written consent of the other Party except to each party’s respective affiliates. Such consent shall not be unreasonably withheld. Any permitted assignment of this Agreement shall be binding upon and enforceable by and against such party’s successors and assigns, provided that any unauthorized assignment shall be null and void and constitute a breach of this Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the state of California. Any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, will be submitted for resolution by binding arbitration in accordance with the Comprehensive Arbitration Rules & Procedures of JAMS. The arbitration will be held in Santa Clara County, California and it shall be conducted in the English language. Judgment on any award in arbitration may be entered in any court of competent jurisdiction. Notwithstanding the above, each Party shall have the right to file in the Santa Clara, California state court or the federal courts in and for the Northern District of California an application for temporary or preliminary injunctive relief, writ of attachments, writ of possession, temporary protective order, and/or appointment of a receiver on the grounds that the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief. IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE OR ARBITRATOR WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW.

17.	INTELLECTUAL PROPERTY

17.1
All existing Intellectual Property owned by or licensed to Nutanix (including, but not limited to, Product designs, manufacturing, and/or test processes) will continue to be owned by, or exclusively licensed to Nutanix (“Nutanix Intellectual Property”). Nutanix hereby grants to Flextronics under Nutanix’s Intellectual Property rights, a limited, nonexclusive, worldwide, non-transferable, non-royalty bearing license to use the Nutanix Intellectual Property, including the Software, solely in conjunction with the performance of the Services. All other rights to the Nutanix Intellectual Property, including but not limited to the Software, are reserved to Nutanix. All existing Intellectual Property owned by or licensed to Flextronics will continue to be owned by, or exclusively licensed to, Flextronics and accordingly Nutanix is licensed to use such of it as may be necessary for Nutanix to meet its obligations and exercise its rights pursuant to this Agreement.

17.2
With respect to Intellectual Property created through the performance of the Agreement, Nutanix shall own all Intellectual Property relating to; (i) the design and specifications of the Products; (ii) any Testing requirements, processes, or policies created or supplied by Nutanix for the purposes of facilitating the Services or assembly of the Product; or (iii) any manufacturing procedures, processes, or policies created or supplied by Nutanix for the purposes of facilitating the Services or assembly of the Product. Flextronics shall own all Intellectual Property relating to the manufacturing process.

17.3
Except as provided above in this Section 17 nothing in this Agreement grants or can be capable of granting to a party (whether directly or by implication, estoppel or otherwise) any rights to any Intellectual Property owned by or licensed to the other party or any affiliate of that other party.

17.4
Nutanix Trademarks.  Nutanix grants to Flextronics a limited, non-exclusive, non-assignable, non-transferable, royalty free license to affix and apply the Nutanix Trademarks to the Products as directed by Nutanix for the sole purpose of performing the Services. Flextronics shall not use Nutanix Trademarks for any other purpose and only in such manner as to preserve all rights of Nutanix. Flextronics acquires no right to Nutanix Trademarks by its use and all uses by Flextronics of the Nutanix Trademarks will inure to Nutanix’s sole benefit. As used herein, “Nutanix Trademarks” means those trademarks, trade names, service marks, slogans, designs, distinctive advertising, labels, logos, and other trade-identifying symbols as are or have been developed and used by Nutanix or any of its subsidiaries or affiliate companies and which Nutanix owns or has the right to use.

18.	LIMITATION OF LIABILITY.

18.1
EXCEPT FOR; (A) NUTANIX’S PAYMENT OBLIGATIONS FOR PRODUCT AND COMPONENTS HEREUNDER; (B) FLEXTRONICS WARRANTY OBLIGATIONS UNDER SECTION 1.1c OF EXHIBIT A; OR (C) EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 19 OR BREACH OF ITS RESPECTIVE CONFIDENTIALITY OBLIGATIONS HEREUNDER, IN NO EVENT SHALL EITHER PARTY’S LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED [***].

18.2
FOR PURPOSES OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOSS OF DATA, OR LOSS OF REVENUE ARISING OUT OF OR RELATING TO THIS AGREEEMNT OR THE SALE OF PRODUCTS HEREUNDER, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

19.	INDEMNIFICATION

19.1
Indemnity by Nutanix.  Nutanix shall fully defend Flextronics and its Affiliates, officers, directors, employees and agents (“Flextronics Indemnitees”) from and against any third party claims, actions, suits, legal proceedings and demands arising out of or related to; (a) infringement by the Products, including but not limited to Specifications or Software of any Intellectual Property Rights of a third party; (b) damage to any tangible property, personal injury, or death, resulting or claimed to have resulted from any alleged defect in the Products, including but not limited to Specifications or Software; and shall indemnify and hold harmless the Flextronics Indemnitees for all liabilities, damages, losses, judgments, settlements, costs and pay expenses as incurred in defense of such claims, including without limitation, attorney fees.

19.2
Notwithstanding the terms above, Nutanix shall have no liability for any claims of any kind to the extent that they result from: (a) modifications to the Nutanix Specifications or Software made by Flextronics without Nutanix’s written agreement, if a claim would not have occurred but for such modifications; or (b) the combination, operation or use of the Software by Flextronics with equipment, devices, software or data not approved by Nutanix, if a claim would not have occurred but for such combination, operation or use.

19.3
Indemnity by Flextronics. Flextronics shall fully defend Nutanix and its Affiliates, officers, directors, employees and agents (“Nutanix Indemnitees”) from and against any third party claims, actions, suits, legal proceedings and demands arising out of or related to; (a) infringement based on any aspect of performing the Services that is not specifically required in writing by Nutanix in its specified designs, processes or other instructions or any deviations from such requirements by Flextronics or its agents of any Intellectual Property rights of a third party; (b) damage to any tangible property, personal injury, or death, resulting or claimed to have resulted by a breach of Flextronics of this Agreement; and shall indemnify and hold harmless the Nutanix Indemnitees for all liabilities, damages, losses, judgments, settlements, Prices and pay expenses as incurred in defense of such claims, including without limitation, attorney fees.

19.4
If either Party becomes aware of a claim under which it could seek indemnification (“Indemnification Claim”), the Party seeking indemnification (the “Indemnitee”) shall; (a) promptly notify the Party from which indemnification is sought (the “Indemnitor”) of such claim; (b) provide commercially reasonable assistance and cooperate with the Indemnitor in the defense thereof; and (c) grant the Indemnitor sole control of the defense and settlement of the claim, including but not limited to the selection of outside counsel. The Indemnitee may participate in the defense of the claim and employ counsel at its own expense. The Indemnitor shall not settle a claim without the Indemnitees’ consent if such settlement imposes a payment or other obligation on the Indemnitee or seeks to impose any limitation on Indemnitee’s business, other than to discontinue using the infringing or allegedly infringing item, or requires the Indemnitee to admit fault or liability.

19.5
If the Indemnitee is unable to lawfully exercise the rights and licenses granted to it under this Agreement as a result of a claim, the Indemnitor shall, at its own expense, procure for Indemnitee the right to exercise the rights and licenses granted to it under this Agreement or modify the subject of the Indemnification Claim such that it is no longer infringing; provided that if indemnifying party is unable to accomplish either of the foregoing despite its reasonable commercial efforts, then either Party may terminate this Agreement.

THIS SECTION SETS FORTH EACH PARTY’S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO INDEMNIFICATION CLAIMS AS DEFINED IN THIS SECTION 19.

20.	CONFIDENTIAL INFORMATION

20.1	The parties will comply with the provisions of the Non-Disclosure Agreement entered into by and between Flextronics and Nutanix on August 31, 2016 attached hereto as Exhibit G.

21.	TERM AND TERMINATION

21.1
The term of this Agreement shall commence on the Effective Date and continue for a period of three (3) years (“Initial Term”) and shall thereafter be automatically renewed for additional one (1) year periods unless either party gives written Notice of termination at least one-hundred and eighty (180) days before the anniversary of the Initial Term or any renewal term, as applicable.

21.2
Effect of Termination or Expiration. In the event of a termination or expiration of this Agreement, the provisions of this Agreement will continue to apply to all Orders placed by Nutanix prior to the effective date of such termination or expiration except for any Order, or portion thereof, canceled pursuant to “Termination for Cause”. Termination or expiration of this Agreement will not, however, relieve or release either party from making payments or any other obligations which it may have to the other party under the terms of this Agreement.

21.3	Termination for Cause. Either party may terminate this Agreement immediately for cause by giving written notice to the other party in the event the other party:

21.3.1	becomes insolvent or unable to meet its obligations as they become due or files or has filed against a petition under the bankruptcy laws;

21.3.2	ceases to function as a going concern or to conduct its operations in the normal course of business;

21.3.3
except in the instances of a merger or acquisition, assigns or transfers, either voluntarily or by operation of law, any rights or obligations under this Agreement without consent of the party seeking to terminate; or

21.3.4	materially breaches an obligation under this Agreement and such breach is not remedied within thirty (30) days of written notice of such breach.

22.	GENERAL

22.1
Costs. Except as specifically provided herein, each party will be solely responsible for its costs and expenses related to this Agreement and the activities contemplated by this Agreement, including but not limited to engineering work.

22.2
Interpretation. Unless otherwise indicated, all references to “in writing” or “written approval” shall include written communications via electronic mail. Unless otherwise indicated, the words “include”, “includes” and “including” shall be deemed in each case to be followed by the words “without limitation.”

22.3
Freedom of Action. This Agreement shall in no way preclude either Party from independently developing, having developed, or acquiring, marketing, offering to sell or selling any products or services, nor shall it in any way preclude either Party from entering into any similar agreement with any third party.

22.4	Obligations. There is no obligation for either party to purchase Products or Services under this Agreement unless a valid Order is issued.

22.5
Force Majeure. Neither party will be in default or liable for any delay or failure to comply with material aspects of this Agreement due to forces beyond their reasonable control, including but not limited to acts of god, provided such party immediately notifies the other and implements a reasonable mitigation plan and takes reasonable mitigating actions in response thereto.

22.6
Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the state of California. Except for any dispute, claim, or controversy related to the intellectual property rights of a party, any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, will be submitted for resolution by binding arbitration in accordance with the Comprehensive Arbitration Rules & Procedures of JAMS. The arbitration will be held in Santa Clara County, California and it shall be conducted in the English language. Judgment on any award in arbitration may be entered in any court of competent jurisdiction. Notwithstanding the above, each Party shall have the right to file in the Santa Clara, California state court or the federal courts in and for the Northern District of California an application for temporary or preliminary injunctive relief, writ of attachment, writ of possession, temporary protective order, and/or appointment of a receiver on the grounds that the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief. The Parties exclude application of the 1980 United Nations Convention on Contracts for the International Sale of Goods, if applicable.

22.7
EXCEPT AS OTHERWISE DESCRIBED HEREIN, IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE OR ARBITRATOR WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW.

22.8
Regulatory Approvals. Nutanix is responsible for the Product’s compliance with all applicable UL, CSA, FCC, and other approvals, standards and regulations. Nutanix will designate Flextronics’s appropriate manufacturing location as the manufacturing location for the purposes of such approvals. Flextronics will cooperate with public and private regulatory organizations to allow periodic factory inspections at mutually agreeable times to maintain such approvals. Should the Products fail to meet the applicable approvals, standards or regulations due to a failure in Flextronics’s manufacturing process to comply with such approvals, standards or regulations, (a) Flextronics may cease production, (b) Flextronics will follow Nutanix’s reasonable direction to institute the required changes and (c) Flextronics may require a delay in manufacturing, without being in breach of this Agreement, until applicable qualifications are met.

22.9
Import/Export Regulations: Each party shall comply with all applicable import, export and re-export control laws and regulations, including the U.S. Export Administration Regulations, the International Traffic in Arms Regulations, and the sanctions maintained by the Treasury Department’s Office of Foreign Assets Control. Each party represents and warrants that items will not be exported, re-exported, or transferred directly or indirectly to any location, entity, government or person prohibited by the applicable laws or regulations of any jurisdiction, without prior authorization from the relevant government authorities. As necessary and reasonably requested, each party will provide export information such as the Export Classification Control Number

(ECCN), Harmonized Tariff Regulations (HTS) codes, Country of Origin, or Commodity Classification Automated Tracking System (CCATS) for hardware components

22.10
Data Privacy. Each Party will comply with all applicable data privacy laws and otherwise protect personal data and will not use, disclose, or transfer across borders personal data except as necessary to perform under this Agreement.

22.11
Relationship of the parties. Each Party is an independent contractor and neither Party is an agent, servant, representative, partner, joint venture, or employee of the other or has any authority to assume or create any obligation or liability of any kind on behalf of the other.

22.12
Publicity. Except as otherwise set forth herein, neither Party shall publicize the existence of this Agreement nor refer to the other Party in connection with any promotion or publication without the prior written approval of such Party. Further, neither Party shall disclose the terms and conditions of this Agreement to any third party, including but not limited to any financial terms, except as required by law or with the prior written consent of the non- disclosing party.

22.13
Notices. Any and all written notices, communications, and deliveries between Nutanix and Flextronics with reference to this Agreement shall be effective as of and deemed made on the date of mailing if sent by registered or certified mail, or by overnight courier, to the address of the other party as follows:

IN THE CASE OF Flextronics:
6201 America Center Drive, San Jose, CA 95002

WITH A COPY TO: [Omitted]

IN THE CASE OF NUTANIX:
1740 Technology Drive, Suite 150
San Jose, CA 95110
Attention: Nutanix Legal

WITH A COPY TO: [Omitted]

22.14
Severability. Should any provision herein be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, such provision shall be modified to reflect the intentions of the parties. All other terms and conditions shall remain in full force and effect.

22.15
Waiver. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless set forth in a writing executed by an authorized representative of each party. No failure or delay by either party in exercising any right, power, or remedy will operate as a waiver of any such right, power, or remedy. No waiver of any provision of this Agreement shall constitute a continuing waiver or a waiver of any similar provision unless expressly set forth in a writing signed by an authorized representative of each party.

22.16	Amendment: This Agreement may be amended by the parties in an executed document and on a mutually agreeable basis.

22.17
Days: Whenever a reference is made herein to "days", the reference means business days, not calendar days, unless the reference is specifically to "calendar days". Business days shall mean a day that the relevant Flextronics manufacturing site normally operates

22.18
FCPA. Each party acknowledges that it is familiar with the Foreign Corrupt Practices Act (“FCPA”) of the United States, the UK Bribery Act 2010 and all applicable local laws relating to anti-corruption or anti-bribery (the “Anti-corruption Laws”). Each party agrees not to violate the Anti-Corruption Laws with respect to the subject of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

NUTANIX, INC.	FLEXTRONICS TELECOM SYSTEMS, LTD.

By:_____________________________	By:______________________________

Name:___________________________	Name:____________________________

Title:____________________________	Title:_____________________________

Date:____________________________	Date:_____________________________

NUTANIX NETHERLANDS, B.V.

By:_____________________________

Name:___________________________

Title: Managing Director A

Date:____________________________

By:_____________________________

Name:___________________________

Title: Managing Director B

Date:____________________________

EXHIBIT A: FLEXTRONICS WARRANTY

1.	WARRANTY
1.1Express Limited Warranty.  As the sole and exclusive warranty and Nutanix’s sole and exclusive remedy with respect to a breach by Flextronics of such warranty, the following shall apply: In the case of a conflict between this Express Limited Warranty and any term of the Agreement, the Express Limited Warranty shall control.

(a)Flextronics warrants that the Products shall have been manufactured in accordance with the applicable Specifications and shall be free from defects in workmanship for a period of [***] from the date of shipment. Flextronics will pass through to Nutanix any transferable Component warranties, indemnities and remedies provided to Flextronics by the manufacturers of the Components, including any warranties and indemnities for intellectual property infringement. As used herein, “Specifications” means the written manufacturing/assembly specifications and instructions for the Products provided by Nutanix to Flextronics.

(b)The above warranty does not apply to, and Flextronics makes no representations or warranties whatsoever with respect to any of the following: (i); any, (a) Components (excluding “Production Materials” defined below) , (b); or services provided by vendors on the Nutanix approved vendor list; (ii) defects resulting from adherence to the Specifications, or any instructions provided by or on behalf of Nutanix; (iii) the design of the Products; (iv) Product that has been abused, damaged, altered or misused or mishandled (including improper storage or installation or improper handling in accordance with static sensitive electronic device handling requirements) by any person or entity after title passes to Nutanix; (v) first articles, prototypes, pre-production units, test units or other similar units; (vi) defects resulting from tooling, designs or instructions produced or supplied by Nutanix, including any defective test equipment or test software provided by Nutanix; or (vii) the compliance of Components (excluding Production Materials) or Products with any safety or Environmental Regulations or other laws. “Production Materials” means the glue, solder and other materials used to integrate the Components into the Products.

(c)Upon any failure of a Product to comply with this express limited warranty, Flextronics’s sole obligation, and Nutanix’s sole remedy, is for Flextronics, at Flextronics’s option or upon mutual agreement, for Flextronic’s to either promptly repair or replace such unit and return it to Nutanix, freight prepaid.  In the event that such Product cannot be repaired or replaced using commercially reasonable efforts, Flextronics shall credit the price paid by the Nutanix to Flextronics for such unit.

(d)Flextronics warrants environmental compliance of all Production Materials used to create the Products. Flextronics does not warrant Components, but will pass through environmental warranties from its suppliers to the degree allowed in its supplier agreements. In addition, Flextronics will review certificates of conformity from vendors of Components, excluding Customer Controlled Components and Customer Consigned Components; provided that Flextronics’s sole obligation with respect to such Components is to review the applicable certificate of conformity. Flextronics will maintain appropriate records to allow traceability of all Products and/or Components. Flextronics will undertake to immediately inform Nutanix of any material changes that come to its attention affecting environmental compliance. For the purpose of this Agreement, “Customer Controlled Components” means Components provided to Flextronics by Nutanix or by vendors with whom Nutanix has a direct commercial relationship with in connection to that Component. In addition, “Customer Consigned Components” means Components that are provided to Flextronics by Nutanix and which Flextronics stores on behalf of Nutanix as further described in the Agreement.

(e)Epidemic Failure. Notwithstanding the above, should failures of the Product be the result of an Epidemic Failure, the parties shall mutually agree whether Flextronics shall either repair or replace Products subject to such Epidemic Failure. In addition, Flextronics shall credit Nutanix for reasonable direct costs that are incurred by Nutanix as a result of an Epidemic Failure. Such remedies for Epidemic Failure shall be in addition to any other remedies Nutanix may have under this Agreement. An “Epidemic Failure” is defined as failure of more than [***] of the Products that occur within [***] from the date of shipment and where there is a single root cause of the failure which is a result of a breach of Flextronics’s warranty under Section 1.1 of this Exhibit A.

1.2No Representations or Other Warranties. EXCEPT AS MAY OTHERWISE BE EXPLICITLY STATED IN THIS EXHIBIT A OR THE AGREEMENT, FLEXTRONICS MAKES NO OTHER REPRESENTATIONS OR WARRANTIES ON THE PERFORMANCE OF THE SERVICES, OR THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH NUTANIX, AND FLEXTRONICS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

EXHIBIT B - RETURN MATERIALS AUTHORIZATION (“RMA”) PROCESS

[OMITTED]

EXHIBIT C - Manufacturing Test Requirements
The purpose of this Exhibit C is to specify the standards and requirements that Flextronics must meet for general manufacturing test and process for the Products. The following Nutanix documents maintained and updated in Arena will be used and followed for Manufacturing Test requirements for products tested in Flex.
[OMITTED]

EXHIBIT D - Quality Plan

[OMITTED]

EXHIBIT E - Software at Scale Program

[RESERVED]

EXHIBIT F - Product List
The purpose of this Exhibit F is to list the snapshot of products that are in the manufacturing portfolio of Flex. New revisions to existing products or new products get added on an ongoing basis.

Nutanix Item Number	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

EXHIBIT G - L10/Ship and Debit Process

Based on the diagram Nutanix diagram below, Flextronics will treat L10 platforms as ship and debit products that will be purchased as a completely configured, ready to ship product by a designated 3rd party supplier. Flextronics will place orders for specific platform configurations that Nutanix signals via EDI. Flextronics will place the order to designated L10 supplier once an EDI signal is received. Designated L10 supplier will ship a complete turnkey platform configuration, at lead-time, to Flextronics. The purpose of this process is to allow products manufactured by Flex and a designated 3rd party supplier to be shipped together.
[***]

EXHIBIT H - Nutanix/Flextronics NDA

[OMITTED]

AMENDMENT #1 TO MANUFACTURING SERVICES AGREEMENT

This Amendment # 1 (“Amendment #1”) to the Manufacturing Services Agreement (“Agreement”) by and between Flextronics Telecom Systems, Ltd and its Affiliates (“Flextronics”) and Nutanix Inc., and Nutanix Netherlands, B.V. (collectively “Nutanix”) is entered into as of December 19, 2017 (“Amendment #1 Effective Date”). Collectively, Flextronics and Nutanix are referred to as the “Parties”.

RECITALS

A.    The Parties entered into the Agreement as of November 11, 2017.

B    The parties now desire to amend the Agreement to add terms and conditions around the “Software at Scale” program (further defined below).

NOW THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

2.9	The definition of “Software” in Section 1.30 is deleted and replaced with the following:

Software means the object version of the software provided by Nutanix for integration into a Product or a Software at Scale Product. For the purpose of clarity, any firmware or BIOS technology provided by Nutanix shall be considered Software.

3.9	The definition of “Specifications” in Section 1.31 is deleted and replaced with the following:

Specifications mean the manufacturing, assembly and testing specifications related to the Products and the Software at Scale Products as agreed by the Parties and supplemented by the Parties in writing from time to time.

4.9	A new Section 5.5 is added to the Agreement as follows:

In addition to the purchase of Product(s) by Nutanix, Exhibit E, “Software at Scale” describes the process and the terms under which Flextronics may manufacture and sell Software at Scale Hardware (as defined in Exhibit E). Except as specifically stated herein, the term “Product(s)” shall not include Software at Scale Products. Notwithstanding the above, Section 18 (Limitation of Liability) of this Agreement shall apply in relation to Software at Scale Products and Software at Scale Hardware. A new Section 5.6 is added to the Agreement as follows:

5.6    LICENSE. Nutanix hereby grants Flextronics and its Affiliates a non-exclusive, world-wide, royalty free and fully paid up, non-sublicensable and non-transferable license for the term of this Agreement or until such license is revoked by Nutanix in writing with 60 days prior written notice, under all of Nutanix’s Intellectual Property Rights to copy, make, sell offer for sale, distribute and import, Software at Scale Hardware (as defined in Exhibit E) solely in connection with fulfilling purchase orders for Software at Scale Hardware [***] as further outlined in Exhibit E.

5.9	A new Section 5.7 is added to the Agreement as follows:

5.7    APPOINTMENT AS [***]. Flextronics [***] and [***] such appointment, as a [***] for Flextronics with [***] and the [***]. The services performed as [***] include the following:

5.7.1    Order [***]. As further described in Exhibit E, Nutanix will, [***] Flextronics, [***] to and orders [***] for [***] and [***] information to Flextronics.
5.7.2    [***]. Flextronics shall use commercially reasonable efforts to [***].

5.7.3    [***]. Nutanix [***] of Software at Scale Hardware as part of performing [***] be solely [***] Software at Scale Hardware (as defined in Exhibit E). Nutanix [***] the Software at Scale Hardware and [***] Software at Scale Hardware related to [***]. However, Nutanix [***] the Software at Scale Hardware utilizing a [***]

6.9	Section 14 is deleted in its entirety and replaced with the following:
14. Software at Scale
The Parties intend to pursue transactions related to the Software at Scale Program. The details of the Software at Scale Program are outlined in Exhibit E to this Agreement.

7.9	An additional section is added to the end of Section 19.1 as follows:

With regard to the Software at Scale Products, Nutanix shall fully defend the Flextronics Indemnitees from and against any third party claims, actions, suits, legal proceedings and demands arising out of or related to; (a) infringement by the Software and/or the Specifications of any Intellectual Property Rights of a third party; (b) damage to any tangible property, personal injury, or death, resulting or claimed to have resulted from any alleged defect in the Specifications or Software; and shall indemnify and hold harmless the Flextronics Indemnitees for all liabilities, damages, losses, judgments, settlements, costs and pay expenses as incurred in defense of such claims, including without limitation, attorney fees. For the purpose of clarity, with respect to Software at Scale Products only, Nutanix shall have no indemnity obligation under this Section 19.1 for any third party claims, actions, suits, legal proceedings and demands arising out of (i) an infringement by the Components or the Software at Scale Hardware or (ii) damage to any tangible property, personal injury, or death, resulting or claimed to have resulted from a defect in the Components or the Software at Scale Hardware.

8.9	An additional sentence is added to the end of Section 19.2 as follows:

In addition, Nutanix shall have no liability for the combination of Software at Scale Products with equipment, devices, software or data not provided by Nutanix, if a claim would not have occurred but for such combination, operation or use.

9.9	An additional sentence is added to the end of Section 19.3

Flextronics indemnity obligations under this Section 19.3 shall not apply in relation to Software at Scale Products.

10.9	Exhibit E is deleted in its entirety and replaced with the following Exhibit E as attached to this Amendment #1.

11.9
The Parties previously entered into an Amendment dated November 11, 2017 regarding the subject matter of this Amendment #1. This Amendment #1 supersedes in its entirety the Amendment and the Amendment shall be of no further force and effect.

12.9	No other changes are made to the Agreement, and following the Amendment Effective Date, all references to the “Agreement” shall mean the Agreement as amended by this Amendment #1.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

CONFIDENTIAL

NUTANIX, INC.                FLEXTRONICS TELECOM SYSTEMS, LTD.

By: /s/ Kenneth Long                By: /s/ Manny Marimuthu

Name: Kenneth Long                Name: Manny Marimuthu

Title: VP VAO and Corporate Controller        Title: Director

Date: December 20, 2017            Date: 21/12/2017

NUTANIX NETHERLANDS, B.V.

By: /s/ Kenneth Walter Long III

Name:Kenneth Walter Long III

Title: Managing Director A

Date: December 20, 2017

By: /s/ Servais Willie Ngabo

Name: Servais Willie Ngabo

Title: Managing Director B

Date: December 20, 2017

EXHIBIT E- SOFTWARE AT SCALE

2.10	INTRODUCTION

This Exhibit E shall enable Flextronics to sell Software at Scale Hardware [***] (defined below) and Nutanix to license software [***], to allow [***]. Such program shall be referred to as “Software at Scale”. To facilitate such sales of Software at Scale Products, [***] in accordance with the terms of Section 4 of this Amendment #1.
The goal of the Software at Scale program is that the Software at Scale Customer (as defined below) [***] purchasing the Software at Scale Products [***]. The Software at Scale Program includes the following characteristics:

2.11	[***] for Software at Scale Hardware will be [***].

3.11	The Parties shall enable the Software at Scale Customer to experience a [***] with Products contemplated under the Agreement.

4.11	Flextronics shall directly sell Software at Scale Hardware to [***] and Nutanix shall provide the software license [***] to the End Customer.

5.11	Flextronics may impose any qualifications to do business [***] and may choose [***] or to reject specific [***] from any [***].

6.11	Provided that the End Customer purchases after sales support from Nutanix, Nutanix shall support the hardware and software in [***] as set forth in Section 6 of this Exhibit E.

7.11	Nutanix has no involvement or responsibility for any [***] other than in the performance of [***].

3.10	DEFINITIONS. Capitalized terms in this Exhibit E shall have the meanings set forth below.

a.	[***] means another entity in the sales channel [***].

b.	“Software at Scale Customer” or “End Customer” means the last entity who purchases the Software at Scale Products for their own use and not for resale to another entity.

c.	“Software at Scale [***]” means [***] for Software at Scale Hardware which [***] as described in section [***] of the Agreement and [***] below.

d.	“Software at Scale Hardware” means the [***] of certain Products that have been designated by Nutanix to be part of the Software at Scale Program.

e.	“Software at Scale Products” means [***] sold by Flextronics [***]. These Software at Scale Products shall be designated with the suffix [***].

f.	“Territory” means the world.

3.    INVENTORY LIABILITY FOR SOFTWARE AT SCALE PRODUCTS
Nutanix shall only provide Demand Forecasts for Products [***]. For the purpose of clarity, this Exhibit E does not modify either Party’s obligations with regard to inventory liability as described in the Agreement, [***] of the Agreement. As Software at Scale Orders [***] are accepted by Flextronics, [***]. If a Software at Scale Order is cancelled after being accepted by Flextronics, [***].
4.    APPOINTMENT AS [***]

2.13	Non-Exclusive Appointment. Flextronics hereby [***], and [***] such appointment, to [***] during the term of the Agreement solely in accordance with the terms and conditions of this Agreement.

3.13
Nutanix Marketing Obligations as [***]. Nutanix shall, at its own expense, market the Software at Scale program including, advertising, promoting, and soliciting the sale of the Software at Scale Products [***] consistent with good business practice.

4.13
Nutanix Obligations to Provide Quotes [***]. For expediency purposes, [***] for Software at Scale Orders [***]. For the purpose of clarity, the Parties agree that the sales quotes [***] are not binding. [***].

5.13	Once Nutanix has received a confirmation on a Software at Scale Order [***]. In the event that Flextronics decides to reject a [***].

5.    FLEXTRONICS OBLIGATIONS

2.14
Flextronics shall be responsible for 1) its own [***] with regard to any Software at Scale Hardware [***] and, 2) the fulfillment of any Software at Scale Order that it thereby agrees to as part of the processes outlined in this Exhibit E.

3.14	Flextronics shall provide Software at Scale Customers (through the sales channel) with a [***] Software at Scale Hardware portion of the [***] consistent with the [***] of the Agreement.

4.14	As part of fulfilling any Software at Scale Orders, Flextronics shall also meet the following requirements in a timely fashion. At a minimum, Flextronics shall:

i.	[***] Software at Scale Hardware;

ii.	Maintain a [***] on time ship rate for all Software at Scale Hardware shipped based on a seven [***] lead time; and

iii.	[***] Software at Scale Hardware.

6.    END CUSTOMER SUPPORT
Nutanix separately sells product support for Product(s) and Software at Scale Products shipped to Software at Scale Customers and End Customers. Provided that the End Customer has purchased Nutanix support from Nutanix, either directly or indirectly, Nutanix shall provide such support to the [***]. To facilitate such support, upon shipment of the Software at Scale Hardware, Flextronics shall provide Nutanix with all serial number information so that Nutanix can provide such support.